UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 22, 2010 (July 21, 2010)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13105 (Commission File Number)	43-0921172 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On July 21, 2010, the Board of Directors of Arch Coal, Inc. (the “Company”) increased the size of the Board of Directors to fourteen and elected, effective immediately, J. Thomas Jones and Peter I. Wold to fill the newly-created vacancies. Mr. Jones will serve as a Class II director, with his term expiring at the 2011 annual meeting of stockholders of the Company, and will serve on the Company’s Audit Committee and the Energy and Environmental Policy Committee. Mr. Wold will serve as a Class III director, with his term expiring at the 2012 annual meeting of stockholders of the Company, and will serve on the Company’s Finance Committee and the Energy and Environmental Policy Committee.
     In accordance with the Company’s non-employee director compensation plan, Mr. Jones and Mr. Wold will each receive a new director fee equal to $60,000, as well as an annual retainer of $120,000. Pursuant to the Company’s deferred compensation plan, 100% of the new director fee and 50% of the annual retainer is required to be deferred into a hypothetical investment in the Company’s common stock in order to more closely align the interests of the Company’s directors with the long-term interests of stockholders. In addition, the Company’s directors receive additional annual committee retainer fees equal to $15,000 for serving on the Audit Committee and $10,000 for serving on any other committee of the Company.
     Mr. Jones and Mr. Wold will also be eligible to participate in the Company’s deferred compensation plan and other compensation arrangements for non-employee directors, and are subject to the stock ownership guidelines for non-employee directors, described under the heading “Director Compensation for the Year Ended December 31, 2009” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 22, 2010. Mr. Jones and Mr. Wold each entered into an indemnification agreement with the Company, effected as of July 21, 2010, substantially in the form attached as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Item 7.01	Regulation FD Disclosure.
     On July 21, 2010, the Company issued a press release announcing the elections described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
The following exhibit is attached hereto and furnished herewith.

Exhibit
No.	Description
99.1	Press release dated July 21, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2010	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President--Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
99.1	Press release dated July 21, 2010.

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